Supplement dated August 30, 1999
                         to Prospectus Dated May 1, 1999
                    for GE Life & Annuity Separate Account 4
                                   P1143 4/94
                                   P1150 10/98


The purpose of this supplement is to revise or modify certain information contained in your prospectus dated May 1, 1999. The changes made in this supplement relate to the following sections of your prospectus: Account 4; Charges and Other Deductions; Transfers; The Death Benefit; Income Payments; Requesting Payments; and Condensed Financial Information.

ACCOUNT 4 -- Investment Subdivisions

o VIP Overseas Portfolio of Variable Insurance Products Fund is subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited. (page 17)

o VIP II Contrafund Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 18)

o VIP III Growth & Income Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 18)

o VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 19)

o VIP II Asset Manager Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 20)

o    GE Investments Funds Global Income Fund is subadvised by GE Investments
     (US) Limited. (page 20)

o Under Global Bonds, add the following paragraph following the investment objective for GE Investments Funds Global Income Fund.

         The Global Income Fund is not "diversified" as defined by the Investment Company Act of 1940. Therefore, the Fund may invest a greater percentage of its assets in a particular issuer than the other Funds making it more susceptible to adverse developments affecting a single issuer. Nonetheless, the Fund is subject to diversification requirements arising under the federal tax laws and a limitation on concentration of investments in a single industry. (page 20)

o Federated Insurance Series High Income Bond Fund II is advised by Federated Investment Management Company. (page 21)

o The Salomon Brothers Variable Series Funds Strategic Bond Fund should be placed in the Global Bonds category wherever categories are reflected in the prospectus. (page 21; see also pages 7, 9, 10, 12, 13, 46)

CHARGES AND OTHER DEDUCTIONS -- Charges for Optional Death Benefits

o    Delete the parenthetical at the end of the first paragraph. (page 25)

CHARGES AND OTHER DEDUCTIONS - Charge for Optional Guaranteed Minimum Income
                               Benefit

o    Delete the parenthetical at the end of the first paragraph.  (page 25)

TRANSFERS - Dollar-Cost Averaging

o    Add the following to the end of the second paragraph:

         The dollar-cost averaging program will begin 30 days after we receive your money, unless you specify an earlier date. (page 29)

THE DEATH BENEFIT -- Death of an Owner or Joint Owner Before the Maturity Date

o In the Distribution Rules section, add the following at the end of the paragraph regarding Spouses:

         The Account Value on the date we receive due proof of death of the Annuitant will be set equal to the Death Benefit on that date. Any increase in the Account Value will be allocated to the Investment Subdivisions using the premium allocation in effect at that time. Any Death Benefit payable subsequently (at the death of the new Annuitant) will be based on the new Annuitant's age on the Policy Date, rather than the age of the previously deceased Annuitant. (page 33)

THE DEATH BENEFIT - Optional Guaranteed Minimum Death Benefit Rider

o Delete the third sentence of the fourth paragraph and replace it with the following:

         We charge you for this benefit. (page 34)

THE DEATH BENEFIT - Optional Death Benefit

o Delete the third sentence of the fourth paragraph and replace it with the following:

         We charge you for this benefit.  (page 35)

INCOME PAYMENTS

o Delete the first sentence in the first paragraph and replace it with the following:

         The Maturity Date is provided in the Policy, unless changed after issue. You may change the Maturity Date to any date at least ten years after the date of the last purchase payment. The Maturity Date cannot be a date later than the Policy anniversary on which the Annuitant reaches age 90, unless we approve a later date. To make a change, send written notice to our Home Office before the Maturity Date then in effect. We reserve the right to establish a maximum maturity age. If you change the Maturity Date, Maturity Date will then mean the new Maturity Date you selected. (page 35)

REQUESTING PAYMENTS

o Delete the last sentence of the first paragraph and replace it with the following:

         We will determine the amount as of the end of the Valuation Period during which our Home Office receives all such requirements. (page 43)

CONDENSED FINANCIAL INFORMATION

o In the third chart the headings should be changed to reflect: Accumulation Unit Values as of 7/21/94, Accumulation Unit Values as of 12/31/94 and No. of Units as of 12/31/94. The columns are in the appropriate order. (page
     48)



          THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.





                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230